EXHIBIT 23.3

                                     CONSENT


          I hereby consent to be named as a director of Greater Atlantic Financial Corp. and Greater Atlantic Bank in Pre-Effective Amendment No. 1 to the Registration Statement on Form SB-2 filed by Greater Atlantic Financial Corp, Inc. on June 2, 1999.


                                                     /s/ Jeffrey W. Ochsman
                                                     ---------------------------
                                                     Jeffrey W. Ochsman




Dated this 2nd day of
June, 1999